BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated February 12, 2020 to the Statement of Additional Information (“SAI”) of the Funds, dated May 1, 2019

Effective February 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Funds and Accounts Managed — BlackRock Capital Appreciation V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Capital Appreciation V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	18 $15.28 Billion	2 $1.47 Billion	1 $615.3 Million	0 $0	0 $0	0 $0
Phil Ruvinsky*	12 $21.54 Billion	3 $2.01 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The sub-section entitled “Other Funds and Accounts Managed — BlackRock Large Cap Focus Growth V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Large Cap Focus Growth V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	18 $15.18 Billion	2 $1.47 Billion	1 $615.3 Million	0 $0	0 $0	0 $0
Phil Ruvinsky*	12 $21.54 Billion	3 $2.01 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of the fiscal year ended December 31, 2018 (February 18, 2019 with respect to Mr. Rieder and December 31, 2019 with respect to Mr. Ruvinsky), no portfolio manager beneficially owned any equity securities of any Fund because no portfolio manager had invested in the type of insurance contract through which the Funds must be purchased.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Ruvinsky is as of January 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” with respect to Messrs. Kemp, DeSpirito, Bristow, Williams, Wolfe, Savi, Cooke, Mathieson, Zhao and Tapia and Ms. King is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Messrs. Kemp, Ruvinsky, DeSpirito, Bristow, Williams, Wolfe, Savi, Cooke, Mathieson, Zhao and Tapia and Ms. King

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Carrie King Joseph Wolfe	BlackRock Basic Value V.I. Fund	50% SNP500NR2/50% SP5100OW Index; BDJ Option Overwriting Strategy Composite Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP); SNP500 — CII_EQ Overwrite Benchmark Strategy
Lawrence Kemp Phil Ruvinsky	BlackRock Capital Appreciation V.I. Fund BlackRock Large Cap Focus Growth V.I. Fund	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; S&P 500 Index

Portfolio Manager	Funds Managed	Applicable Benchmarks
Tony DeSpirito David Zhao Franco Tapia	BlackRock Equity Dividend V.I. Fund BlackRock Basic Value V.I. Fund	50% SNP500NR2/50% SP5100OW Index; BDJ Option Overwriting Strategy Composite Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP); SNP500 — CII_EQ Overwrite Benchmark Strategy
James Bristow, CFA Gareth Williams, CFA	BlackRock International V.I. Fund	70% MSACWLDNET / 30% LIBOR_3MO Index; BGO Opt Overwriting Strategy Composite Index V2; BGY Opt Overwriting Strategy Composite Index V2; MSCI ACWI Financials Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY; MSCI All Country World ex US — Net Return
Raffaele Savi Travis Cooke, CFA Richard Mathieson	BlackRock Advantage Large Cap Core V.I. Fund BlackRock Advantage Large Cap Value V.I. Fund BlackRock Advantage U.S. Total Market V.I. Fund	No benchmarks.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0220SUP

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